                                                           EXHIBIT NO. 99.5

                    MARKETING COORDINATION AND ADMINISTRATIVE
                               SERVICES AGREEMENT


         THIS AGREEMENT entered into by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a Delaware corporation; Massachusetts
Financial Services Company ("MFS"),a Delaware corporation; and Clarendon Insurance Agency, Inc. ("Clarendon"), a Massachusetts corporation.

                                      WITNESSETH

         WHEREAS Sun Life (U.S.) proposes to issue and offer for sale certain life insurance and annuity contracts (the "Plans") which are deemed to be securities under the Securities Act of 1933 ("33 Act"); and

         WHEREAS Clarendon is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 ("34 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"); and

         WHEREAS Clarendon proposes to coordinate the marketing of the Plans;
and

         WHEREAS MFS is registered as a broker-dealer with the SEC under the 34 Act and is a member of the NASD; and

         WHEREAS MFS proposes to assist Clarendon in coordinating the marketing of the Plans and to perform certain administrative services in conjunction with the Plans.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                                       I

                                 THE PLANS

A.       Type of Plans
         The Plans issued by Sun Life (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time as agreed upon by Sun Life (U.S.), MFS and Clarendon.

B.       Suspension/Restriction
         Sun Life (U.S.) may, at its option and at its sole discretion, suspend or restrict in any manner the sale or method of distribution of all or any of the Plans, including sales by all or any individuals licensed to sell Sun Life (U.S.)'s products. If any suspension or restriction is required by any regulatory authority having jurisdiction, written notice shall be given to MFS and Clarendon immediately upon receipt by Sun Life (U.S.) of notice of such required suspension or restriction. In all other cases, Sun Life (U.S.) will provide thirty (30) days' prior written notice to MFS and Clarendon of any such suspension or restriction.

C.       Plan Changes
         Sun Life (U.S.) may, at its option and at its sole discretion, amend, add or delete features of all or any of the Plans. In the event of any such amendment, addition or deletion, Sun Life (U.S.) will provide written notice of such change to MFS and Clarendon. If the change is required by any regulatory authority having jurisdiction, written notice shall be given to MFS and Clarendon immediately upon receipt by Sun Life (U.S.) of notice of such required change. In all other cases, Sun Life (U.S.) will provide to MFS and Clarendon at least thirty (30) days' prior to the effective date of such change.

                                          II

                  MARKETING COORDINATION AND SALE ADMINISTRATION

A.       General Distributor
         Clarendon is hereby appointed by Sun Life (U.S.) as the General Distributor of the Plans. Clarendon shall, at all times, when performing its functions under this Agreement, be registered as a securities broker-dealer with the SEC and the NASD and shall be licensed or registered as a securities broker-dealer in those jurisdictions where the performance of the duties contemplated by this Agreement would require such licensing or registration.

B.       Distribution Agreements
         Clarendon will distribute the Plans pursuant to either a Sales Operations and General Agents Agreement or a Broker-Dealer Supervisory and Service Agreement and Registered Representative's Agent Agreement ("Distribution Agreements"). Copies of the Distribution Agreements are attached as Exhibits B, C and D, respectively. Clarendon shall negotiate all Distribution Agreements on behalf of Sun Life (U.S.) and all such Distribution Agreements shall be substantially in the form of the Distribution Agreements attached as Exhibits B, C and D, respectively, unless otherwise agreed to by Sun Life (U.S.). No Commission Schedule attached to any Distribution Agreement may provide for commission payments in excess of specified maximums established by Sun Life (U.S.) from time to time. Clarendon shall retain copies of all executed Distribution Agreements and all correspondence, memoranda and other documents relating to the Distribution Agreements.

C.       Agents/Registered Representatives
         1.       Appointment and Termination of Agents
                  (a) Sun Life (U.S.) hereby designates Clarendon as its agent to appoint and dismiss individuals as agents of Sun Life (U.S.) in those jurisdictions in which Sun Life (U.S.) transacts an insurance business. Sun Life (U.S.) reserves the right to terminate any and all such designations by Clarendon as its agent and will provide written notice of any such termination to Clarendon concurrently with notice to the particular regulatory authority.

                  (b) Appointments and/or dismissals of individuals as agents of Sun Life (U.S.) shall be made on forms supplied by regulatory authorities having jurisdiction or by Sun Life (U.S.), as the case may be. All such appointments and dismissals shall be subject to all applicable laws, rules and regulations and to such written instructions and rules as Sun Life (U.S.) may establish from time to time and provide to Clarendon. Clarendon shall retain copies of all completed forms appointing and/or dismissing agents and all related correspondence, memoranda and other documents.

                  (c) Clarendon shall prepare a Licensing and Appointment Guide which will set forth the then current requirements for licensing and appointment of agents in those jurisdictions where Sun Life (U.S.) transacts an insurance business. Sun Life (U.S.) shall approve the Guide and also prepare periodic updates of the Guide.

                  (d) Clarendon shall maintain current lists of agents of Sun Life (U.S.) which it has appointed.

                  (e) Sun Life (U.S.) shall pay all necessary licensing and appointment fees (initial and renewal) and other expenses of any type incurred by MFS or Clarendon with respect to Clarendon's licensing and appointment of individuals as general agents or agents of Sun Life (U.S.)

                  (f) Clarendon shall be responsible for determining that any individual soliciting applications for Plans is: (i) properly licensed with state insurance regulatory authorities; (ii) appointed as an agent of Sun Life (U.S.); (iii) properly licensed under all applicable securities laws; (iv) associated as a registered representative with a broker/dealer registered under the 34 Act and a NASD member and which has executed a Distribution Agreement; and (v) covered by a fidelity board which provides for claim payments to be made to Sun Life (U.S.).

         2.       Training of Agents/Registered Representatives
                  Clarendon shall train agents of Sun Life (U.S.) which it has appointed to properly solicit applications for the Plans.

         3.       Supervision of Agents/Registered Representatives
                  Clarendon shall coordinate the supervision of the Agents of Sun Life (U.S.) associated with broker-dealers in connection with the offering and sale of the

Plans. Clarendon will establish such rules and procedures as may be necessary to insure proper supervision of the agents/registered representatives.

         4. Sales Assistance to Agents/Registered Representatives Clarendon shall provide sales assistance to agents of Sun Life
(U.S.) which it has appointed. This sales assistance shall include, but not be limited to, assistance from Clarendon's field representatives as well as from Clarendon's home office personnel through its telecommunications systems. Clarendon shall also prepare a sale promotional program for the Plans and assist the agents in utilizing the program. In addition, Clarendon shall provide broker/dealers and agents with sufficient quantities of sales promotional materials, prospectuses, sample Plans, applications and any necessary service forms.

         5.       Payment of Commission to Agents/Registered Representatives
                  All commission payments required to be made pursuant to the Distribution Agreements shall be made by Clarendon or MFS as agent for Sun Life (U.S.). Sun Life (U.S.) will fund a commission account which Clarendon or MFS may draw on to make these payments. Sun Life (U.S.) acknowledges that Bradford Trust Company of Boston may perform this function on behalf of Clarendon or MFS.

D.       Sales Material and Other Documents
         1.       Clarendon's Responsibilities
                  Clarendon shall be responsible for:
                  (a) the design, preparation and printing of all promotional material to be used in the distribution of the Plans, and

                  (b) the approval of promotional material by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., where required.

         2.       Sun Life (U.S.)'s Responsibilities
                  (a) Sun Life (U.S.) shall provide Clarendon with sufficient quantities of prospectuses regarding Plans and separate accounts, Plans (including endorsements0, applications and sample Plans for sales training purposes.

                  (b) Sun Life (U.S.) shall be responsible for the approval of promotional material by state and other insurance regulatory authorities.

         3.       MFS's Responsibilities
                  (a) MFS shall provide Clarendon with sufficient quantities of prospectuses of the underlying mutual funds for distribution to broker/dealers, agents and Plan purchasers.

         4.       Sun Life (U.S.)'s Right to Approve
                  Sun Life (U.S.) shall have the right to review and approve or disapprove sales promotional material proposed by Clarendon or in use and reserves the right to require modification of any such material to comply with applicable laws, rules and regulations.

E.       Advertising
         Clarendon shall not print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Sun Life (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life (U.S.). Neither Sun Life (U.S.) nor any of its agents or affiliates shall print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Clarendon unless such advertisement, circular or document shall have been approved in writing by Clarendon. However, nothing herein shall prohibit any person from advertising annuities in general or on a generic basis.

F.       Sales Records - Production Reports
         Clarendon shall maintain sales records in a form and content agreeable to Sun Life (U.S.). Clarendon shall provide production data and production reports as required by Sun Life (U.S.). Clarendon shall also provide Sun Life (U.S.) with such other reports and materials relative to the marketing and distribution of Plans as may reasonably be required by Sun Life (U.S.), in the furtherance of its insurance business.

G.       Books, Records and Supervision
         1.       Books and Records
                  Clarendon may request that all or some of the books and records required to be maintained by it as a registered broker/dealer in connection with the offer and sale of the Plans be prepared and maintained by either Sun Life (U.S.) and/or MFS. Sun Life (U.S.) and MFS agree to prepare and maintain such books and records at their respective costs upon request, and agree that such books and records are the property of Clarendon, that they will be made and preserved in accordance with Rules 17a-3 and 17a-4 under the 34 Act and that they will be subject to examination by the SEC in accordance with Section 17(a) of the 34 Act.

         2.       Supervision
                  Clarendon has and assumes full responsibility for the securities activities of all persons associated with Sun Life (U.S.) and MFS who maintain books and records on behalf of Clarendon. Sun Life (U.S.) and MFS acknowledge that Clarendon has full responsibility for all such persons in connection with their training, supervision and control as contemplated by the 34 Act.

H.       Assignment of Duties
                  Sun Life (U.S.) acknowledges that Clarendon may assign all or any part of its duties under this Agreement to MFS or Bradford Trust Company of Boston. No other assignment of Clarendon's duties under this Agreement is permitted.

                                         III

                            ADMINISTRATION OF THE PLANS


A.       Appointment of Plan Administrator
         MFS is hereby appointed by Sun Life (U.S.) as Plan Administrator with respect to the issuance and servicing of Plans.

B.       Duties of MFS
         MFS shall be responsible as Plan Administrator for performing in a timely and proper manner those functions allocated to it in the Analysis of Administration Functions which is attached as Exhibit E, and forms a part hereof. As part of these functions MFS shall, on behalf of Clarendon, provide a written confirmation of Plan transactions as required by applicable law, rules and regulations. Sun Life (U.S.) reserves the right to make changes in or modify the Analysis of Administrative Functions but will not do so unless MFS has been given sixty (60) days' prior written notice of its intent to do same. MFS shall also be responsible for supervising the activities of Clarendon under Section II of this Agreement.

C.       Duties of Sun Life (U.S.)
         Sun Life (U.S.) will perform in a timely and proper manner whose functions allocated to it in the "Analysis of Administrative Functions", which is attached hereto as Exhibit E and forms a part hereof.

D.       Administrative Standards, Practices and Procedures
         Sun Life (U.S.) and MFS have developed an Administration Manual which describes the administrative standards, practices and procedures to be utilized in the administration of the Plans. The Administration Manual and the administrative standards, practices and procedures enumerated therein shall not be substantially changed without the prior written agreement of Sun Life (U.S.) and MFS.

                                        IV

                                   COMPENSATION

A.       General
         For performing administrative and marketing coordination services under this Agreement, MFS and Clarendon will be compensated by Sun Life (U.S.) pursuant to Exhibit F - Schedule of Fees.

B.       Time of Payment
         Sun Life (U.S.) will pay all compensation due MFS and Clarendon hereunder on a monthly basis, in accordance with the Schedule of Fees.

C.       Changes in Compensation
         Compensation payable under this Agreement may be increased or decreased to reflect any change in administrative or marketing coordination responsibilities. The Schedule of Fees may be amended or changed only upon mutual agreement of the parties as to amount and effective date.

D.       Indebtedness
         Nothing in this Agreement shall be construed as giving MFS or Clarendon the right to incur any indebtedness on behalf of Sun Life (U.S.). However, Sun Life (U.S.) may offset amounts owed it by MFS or Clarendon under this Agreement against amounts payable to MFS or Clarendon for any reason; and MFS and Clarendon may offset amounts owed them by Sun Life (U.S.) under this Agreement against any amounts payable to Sun Life (U.S.) for any reason, provided that no such offset is permitted in connection with Plan premiums or purchase payments and Plan payments.

                                          V

                                  OTHER PROVISIONS

A.       Product Development
         MFS and Clarendon shall assist Sun Life (U.S.) in the design and development of life insurance and annuity products for distribution pursuant to the Distribution Agreements. This assistance shall include conducting market research studies as reasonably requested by Sun Life (U.S.), providing consulting services with respect to product design, and assisting in the development of sales training, sales promotional and advertising material relating to new insurance and annuity products. MFS and Clarendon acknowledge that all such studies and materials are the property of Sun Life (U.S.).

B.       Ownership of Business Records
         Sun Life (U.S.) shall own all business records, including but not limited to Plan records, tax records, payment records, plan descriptions, appointment records, agents lists, files, memoranda and other records maintained by Clarendon and/or MFS either on paper or in machine-readable form pertaining to the duties and responsibilities of Clarendon and MFS under this Agreement. Such records shall be delivered to Sun Life (U.S.) promptly upon reasonable request. Clarendon and FMS will maintain all records and accounts in accordance with Sun Life (U.S.)'s standards or requirements, or otherwise, with generally accepted procedures as they apply to the accounting and insurance industry. Clarendon and MFS will also at Sun Life (U.S.)'s request make any such records available to Sun Life (U.S.)'s auditors or to any governmental authority having jurisdiction over Sun Life (U.S.).

C.       Approval of Practices and Procedures
         Sun Life (U.S.) shall have the right to review and approve the standards, practices and procedures utilized by Clarendon and MFS in fulfilling its obligations under the

Agreement. Sun Life (U.S.) reserves the right, from time to time, to prescribe rules and regulations respecting the conduct of the business covered hereby.

D.       Complaints
         1. Clarendon shall immediately forward to Sun Life (U.S.) any material received by Clarendon relating to any complaint relating to Sun Life (U.S.) or the Plans.

         2. In the case of complaints or inquiries relating to the Plans distributed pursuant to the Distribution Agreements, Sun Life (U.S.) may, at its option, request Clarendon to investigate and/or respond to such complaints or inquiries. In such instances, Clarendon shall promptly forward to Sun Life (U.S.) copies of all material relating to such investigations and/or responses.

E.       Limitations on Authority
         MFS and Clarendon shall have authority only as expressly granted in this Agreement. No party to this Agreement shall enter into any proceeding in a court of law or before a regulatory agency in the name of any other party, without the express written consent of that party. Further, if any legal or administrative proceedings are commenced against any party arising out of the obligations, duties or services performed under this Agreement by any third party or any federal, state or other governmental or regulatory authority, that party, as the case may be, shall immediately notify the other parties of this fact.

                                        VI

                                 GENERAL PROVISIONS

A.       Waiver
                  Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B.       Bond
                  MFS and Clarendon will maintain whatever bond may be required by Sun Life (U.S.), and such bond shall be of a type and amount and issued by a reputable company, all as approved by Sun Life (U.S.).

C.       Binding Effect
                  This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns.

D.       Indemnification

                  Each party hereby agrees to release, indemnify and hold harmless the other party, its officers, directors, employees, agents, servants, predecessors or successors from any claims or liability to third parties arising out of the breach of this Agreement or arising out of the acts or omissions of a party to this Agreement not authorized by this Agreement.

E.       Notices
                  All notices, requests, demands and other communication under this Agreement shall be in writing, and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing, if sent by First Class Mail, Registered or Certified, postage prepaid and properly addressed as follows:

TO SUN LIFE (U.S.)
         Sun Life Assurance Company of Canada (U.S.)
         One Sun Life Executive Park
         Wellesley Hills, Massachusetts   02181
         Attention:  Secretary

TO MFS
         Massachusetts Financial Services Company
         200 Berkeley Street
         Boston, Massachusetts   02116
         Attention:  Secretary's Department

TO CLARENDON
         Clarendon Insurance Agency, Inc.
         200 Berkeley Street
         Boston, Massachusetts   92116
         Attention:  Secretary's Department

F.       Governing Law
                  This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

G.       Compliance
                  All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state or federal regulatory authorities, and with those which may be enacted or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which business described herein is to be transacted.

H.       Termination
                  This Agreement may be terminated by any of the parties upon six (6) months' prior written notice to the other party.

         Executed this 22nd day of July, 1982.

                           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                           By       BONNIE S. ANGUS
                                    Bonnie S. Angus, Secretary


                           CLARENDON INSURANCE AGENCY, INC.

                           By:      ARNOLD D. SCOTT
                                    Arnold D. Scott, Secretary


                           MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           By:      ARNOLD D. SCOTT
                                    Arnold D. Scott, Secretary

                                                                    Exhibit A

Compass I Variable Annuity Contracts

Compass II Variable Annuity Contracts

Compass G. Group Variable Annuity Contracts*

Compass Life Single Premium Variable Life Insurance Contracts**

Compass 2 Variable Annuity Contracts***

Compass 3 Variable Annuity Contracts***

Regatta Variable Annuity Contracts****

Regatta Gold Variable Annuity Contracts*****

Regatta Classic Variable Annuity Contracts******




*      Added July 26, 1975
**     Added July 25, 1986
***    Added April 19, 1988
****   Added October 1, 1989
*****  Added November 1, 1991
****** Added November 1, 1996

TYPE 1                                                             EXHIBIT B
-------------------------------------------------------------------------------
Two copies of this agreement should be
returned to:                                    Sun Life Annuity Service Center
                                                P.O. Box 1024
                                                Boston, MA   02103

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
         A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

Executive Office:                           Home Office:               Annuity Service Mailing Address
One Sun Life Executive Park                 Wilmington, Delaware       Sun Life Annuity
Wellesley Hills, Massachusetts  02181                                  Service Center
                                                                       P.O. Box 1024
                                                                       Boston, Massachusetts   02103

-------------------------------------------------------------------------------
                      SALES OPERATIONS AND GENERAL AGENT AGREEMENT
-------------------------------------------------------------------------------

         AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) (hereinafter referred to as Sun Life of Canada (U.S.), a Delaware Corporation; Clarendon Insurance Agency, Inc. (hereinafter referred to as Clarendon), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.; and ______________________ (hereinafter referred to as Broker-dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934 and a member of the National Association of Securities Dealers Inc.; and ______________________ (hereinafter referred to as the General Agent), as follows:



-------------------------------------------------------------------------------
                                      I WITNESSETH
-------------------------------------------------------------------------------


         WHEREAS, Sun Life of Canada (U.S.) has agreed with General Agent to have General Agent's insurance agents (hereinafter-after referred to as sub-agents) solicit and sell those certain Insurance and Annuity Plans, more particularly described in this Agreement; and, because certain of said Plans may be deemed to be securities under the Securities Act of 1933 and applicable state laws, Sun Life of Canada (U.S.) desires that the sub-agents be associated with Broker-dealer and Broker-dealer hereby covenants that each such sub-agent is registered as its registered representative with the National Association of Securities Dealers, Inc. (hereinafter referred to as NASD and may engage in the offer or sale of such of the Plans which constitute a security under federal or state law; and

         WHEREAS,  Sun Life of Canada  (U.S.) has  agreed  with  Clarendon  that

Clarendon shall be responsible for the training and supervision of such sub-agents, with respect to the solicitation and offer or sale of any of said Plans which constitute a security under federal and state law, and also for the training and supervision of any other "persons associated" with Broker-dealer who are engaged directly or indirectly therewith; and Clarendon wishes to, and hereby does, delegate, to the extent legally permitted, said supervisory duties to Broker-dealer, who hereby agrees to accept such delegation; and

         WHEREAS, Sun Life of Canada (U.S.) has agreed with General Agent that General Agent will limit solicitations to those jurisdictions where it has been duly licensed to solicit sales of life insurance policies, fixed annuity, and variable annuity contracts and General Agent agrees to provide Sun Life of Canada (U.S.) with a list of such jurisdictions and agrees that General Agent shall be responsible for the training and supervision of such sub-agents with respect to the solicitation and sale of any of said Plans which are regulated by the jurisdiction's insurance department or similar regulatory agency; and

         WHEREAS, Sun Life of Canada (U.S.) has established life insurance and annuity plans for use with groups and for individuals and Sun Life of Canada (U.S.) agrees to furnish to General Agent and to keep current a list of the types of plans, (hereinafter referred to as the "Plans") which Sun Life of Canada (U.S.) has available for offering by the General Agent.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             II APPOINTMENT OF GENERAL AGENT FOR INSURANCE AND ANNUITY PLANS
-------------------------------------------------------------------------------


A.       APPOINTMENT

         Sun Life of Canada (U.S.) hereby appoints General Agents as a general agent of Sun Life of Canada (U.S. for the solicitation of sales of the Plans.


-------------------------------------------------------------------------------
                        III AUTHORITY OF GENERAL AGENT
-------------------------------------------------------------------------------


A.       DISTRIBUTION AUTHORITY

                  General Agent is authorized to procure, through the sub-agents appointed by it, applications for the Plans. Sun Life of Canada (U.S.), in its sole discretion and without notice to General Agent, may suspend sales of any Plans hereunder or may amend any policies or contracts evidencing such plans.

B.       APPOINTMENT OF SUB-AGENTS

                  General Agent is authorized to appoint sub-agents to solicit sales of the Plans hereunder. All sub-agents appointed by General Agent pursuant to this Agreement shall be duly licensed under the applicable insurance laws to sell the said Plans by the proper authorities within the applicable jurisdictions where General Agent proposes to offer the Plans and where Sun Life of Canada (U.S.) is duly authorized to conduct business. Sun Life of Canada (U.S.) will provide General Agent with a list which shows: (1) the jurisdictions where Sun Life of Canada (U.S.) is authorized to do business; and (2) any limitations on the availability of the Plans in any of such jurisdictions. General Agent agrees to fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit A in conjunction with the submission of licensing/appointment papers for all applicants set sub-agents submitted by General Agent.

C.       SECURING APPLICATIONS

                  All applications for the Plans covered hereby shall be made on application forms supplied by Sun Life of Canada (U.S.), and all payments collected by General Agent or any sub-agent of General Agent shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time designate in writing. Checks or money orders in payment on any such Plan shall be drawn to the other of "Sun Life Assurance Company of Canada (U.S.)". All applications are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion.

D        SUPERVISION OF SUB-AGENTS

         1. General Agent shall supervise any sub-agents appointed by it to solicit sales of the Plans hereunder and General Agent shall be responsible, without regard to any technical distinction between this relationship and that which exists in law between principal and agent, for all acts and omissions of each sub-agent within the scope of his agency appointment at all times. General Agent shall exercise all responsibilities required by the applicable federal and state law and regulations other than those responsibilities which under applicable securities laws are the responsibilities of Broker-dealer; provided however, Broker-dealer shall continue to have full responsibility under applicable securities laws for such sub-agents in their capacity as registered representatives including by example, but without limitation, training and supervisory duties over such sub-agents. Nothing contained in this Agreement or otherwise shall be deemed to make any sub-agents appointed by General Agent an employee or agent of Sun Life of Canada (U.S.). Sun Life of Canada (U.S.) shall not have any responsibility for the supervision of any sub-agents of General Agent and if the act or omission of a sub-agent or any other employee of General Agent is the proximate cause of any claim, damage or liability to Sun Life of Canada (U.S.) (including reasonable attorneys' fees). General Agent shall be responsible and liable therefore.

         2. Sun Life of Canada (U.S.) may, by written notice to General Agent, refuse to permit any sub-agent to solicit applications for the sale of any of the Plans hereunder and may, by such notice, require General Agent to cause any such sub-agent to cease any such solicitation or sales, and, Sun Life of Canada (U.S.)
may require General Agent to cancel the appointment of any sub-agent.

         3. General Agent is responsible for the selection or appointment of sub-agents for the sales of the Plans hereunder. General Agent is responsible for preparation and transmission of the proper appointment and licensing forms and to insure that all sales personnel are appropriately licensed.

         4. General Agent will pay all fees to state insurance regulatory authorities in connection with obtaining necessary licenses and appointments for sub-agent appointed hereunder. All fees payable to such regulatory authorities in connection with the initial appointments of sub-agents who already possess necessary licenses will be paid by Sun Life of Canada (U.S.). Any renewal license fees due after the initial appointment of a sub-agent hereunder will be paid by General Agent.

         5. Before a sub-agent is permitted to sell the Plans, General Agent, Broker-Dealer and the sub-agent shall have entered into an agreement pursuant to which the sub-agent will be appointed a sub-agent of General Agent and a registered representative of Broker-dealer and in which the sub-agent will agree that his selling activities relating to the securities-regulated Plans will be under the supervision and control of Broker-dealer and his selling activities relating to the insurance-regulated Plans will be under the supervision and control of General Agent; and that the sub-agent's right to continue to sell such Plans is subject to his continued compliance with such agreement.

E.       MONEY RECEIVED BY GENERAL AGENT

         All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise paid by or on behalf of any policyholder, contract owner or certificate holder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation by General Agent.

-------------------------------------------------------------------------------
                                 IV COMPENSATION
-------------------------------------------------------------------------------




A.       COMMISSIONS

         Commissions payable to General Agent or any sub-agent in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through General Agent or as otherwise required by law. Sun Life of Canada (U.S.) will provide General Agent with a copy of its current Commission Schedule. Commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various sub-agents appointed by General Agent hereunder. Upon termination of this Agreement, all compensation to the General Agent hereunder shall cease, however, General Agent shall continue to be liable for any chargebacks pursuant to the provisions of said Commission Schedule or for any other amounts advanced by or otherwise due SUN LIFE OF CANADA (U.S.) hereunder.

B.       TIME OF PAYMENT

         Sun Life of Canada (U.S.) will pay any compensation due General Agent hereunder within fifteen (15) days after the end of the calendar months in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C.       AMENDMENT OF SCHEDULES

         Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to General Agent change the commission schedule. Any such change shall be by written amendment of the commission schedule and shall apply to compensation due on applications received by Sun Life of Canada (U.S.,) after the effective date of such notice.




D.       PROHIBITION AGAINST REBATES

         If General Agent or any sub-agent of General Agent shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued hereunder, of if General Agent or any sub-agent of General Agent shall withhold any Payment on any policy or contract or certificate issued hereunder, the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If General Agent or any sub-agent of General Agent shall at any time induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due General Agent hereunder shall cease and terminate.

E.       INDEBTEDNESS

         Nothing in this Agreement shall be construed as giving General Agent the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). General Agent hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of General Agent to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to General Agent by Sun Life of Canada (U.S.).


-----------------------------------------------------------------------------
                                 V DUTIES OF BROKER DEALER
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


A.       SUPERVISION OF REGISTERED REPRESENTATIVES

         Broker-dealer agrees that it has full responsibility for the training and supervision of all persons, including sub-agents of General Agent, associated with Broker-dealer who are engaged directly or indirectly in the offer or sale of such of the Plans as are subject to the federal securities laws and that all such persons shall be subject to the control of Broker-dealer with respect to such persons' securities-regulated activities in connection with such Plans. Broker-dealer will cause the sub-agents, in their capacity as registered representatives to be trained in the sale of such of the Plans as are subject to the federal securities laws; will use its best efforts to cause such sub-agents to qualify under applicable federal and written amendment of the commission schedule and shall apply to compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.




D.       PROHIBITION AGAINST REBATES

         If General Agent or any sub-agent of General Agent shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued hereunder, or if General Agent or any sub-agent of General Agent shall withhold any payment on any policy or contract or certificate issued hereunder, the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If General Agent or any sub-agent of General Agent shall at any time induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due General Agent hereunder shall cease and terminate.

E.       INDEBTEDNESS

         Nothing in this Agreement shall be construed as giving General Agent the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). General Agent hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of General Agent to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to General Agent by Sun Life of Canada (U.S.).


-------------------------------------------------------------------------------
                            V DUTIES OF BROKER DEALER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


A.       SUPERVISION OF REGISTERED REPRESENTATIVES

         Broker-dealer agrees that it has full responsibility for the training and supervision of all persons, including sub-agents of General Agent, associated with Broker-dealer who are engaged directly or indirectly in the offer or sale of such of the Plans as are subject to the federal securities laws and that all such persons shall be subject to the control of Broker-dealer with respect to such persons' securities-regulated activities in connection with such Plans. Broker-dealer will cause the sub-agents, in their capacity as registered representatives to be trained in the sale of such of the Plans as are subject to the federal securities laws; will use its best efforts to cause such sub-agents to qualify under applicable federal and written amendment of the commission schedule and shall apply to compensation due on applications received by Sun Life of Canada (U.S.)
after the effective date of such notice.



B.       REGISTERED REPRESENTATIVES AGREEMENT

         Broker-dealer agrees that it shall train and supervise the General Agent's sub-agents in connection with such of the Plans as are subject to the federal securities law and agrees that, before a sub-agent shall be permitted to sell such Plans, such sub-agent will be appointed a registered representative of Broker-dealer and, along with Broker-dealer and General Agent, such sub-agent will have entered into the agreement more particularly described in Section III, Paragraph D5.

C. COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE SECURITIES LAW

         Broker-dealer will fully comply with the requirements of the National Association of Securities Dealers, Inc. And of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the sub-agents. Upon request by Clarendon, Broker-dealer shall furnish such appropriate records as may be necessary to establish such diligent supervision.

D.       NOTICE OF SUB-AGENT NONCOMPLIANCE

         In the event a sub-agent fails or refuses to submit to supervision of Broker-dealer in accordance with this Agreement, or otherwise fails to meet the rules and standards imposed by Broker-dealer on its registered representatives, Broker-dealer shall certify such fact to Sun Life of Canada (U.S.) and General Agent and shall immediately notify such sub-agent that he is no longer authorized to sell the Plans, and Broker-dealer and General Agent shall take whatever additional action may be necessary to terminate the sales activities of such sub-agent relating to the Plans.

E.       PROSPECTUSES, SALE PROMOTION MATERIAL AND ADVERTISING

         Broker-dealer shall be provided, without any expense to Broker-dealer, with prospectuses relating to those of the Plans which are subject to federal securities laws and such other material as Clarendon determines to be necessary or desirable for use in connection with sales of those Plans. No sales promotion materials or any advertising relating to any of the securities-regulated Plans shall be used by Broker-dealer unless the specific item has been approved in writing by Clarendon.


-------------------------------------------------------------------------------
                              VI GENERAL PROVISIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


A.       WAIVER

         Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B.       INDEPENDENT CONTRACTORS

         Both Sun Life of Canada (U.S.) and Clarendon are independent contractors with respect both to Broker-dealer and to General Agent.

C.       LIMITATIONS

         No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun Life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit, nor to extend the time of making any Payments, nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S.); may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D.       FIDELITY BOND

         General Agent represents that all directors, officers, employees and sub-agents of General Agent who are licensed pursuant to this agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owner or certificate holders, are and shall be covered by a blanket fidelity fond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by General Agent at General Agent's expense. Such bond shall be, at least, of the form, type, and amount required under the NASD Rules of Fair Practice, endorsed to extend coverage to General Agent's life insurance and fixed annuity transactions. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and General Agent shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

E.       BINDING EFFECT

         This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that neither Broker-dealer nor General Agent may assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.).

F.       REGULATIONS

         All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G.       NOTICES

         All notices or communications shall be sent to the address shown in sub paragraph VI M of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I.       AMENDMENT OF AGREEMENT

         Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the General Agent's submission of an application after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J.       SALES PROMOTION MATERIALS AND ADVERTISING

         Neither Broker-dealer, General Agent nor any of its sub-agents shall print, publish or distributed any advertisement, circular or any document relating to the Plans distributed pursuant to this Agreement or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon, and in the case of items within the scope of Section V, Paragraph E approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-dealer, General Agent or any sub-agent from advertising life insurance and annuities in general or on a generic basis.

K.       GENERAL AGENT AS BROKER DEALER

         If Broker-dealer and General Agent are the same person or legal entity, such person or legal entity shall have the rights and obligations hereunder of both Broker-dealer and General Agent and this Agreement shall be binding and enforceable by and against such person or legal entity in both capacities.

L.       TERMINATION

         This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-dealer shall cease to be a registered Broker-dealer under the Securities Exchange Act of 1934 and a member of the NASD.

                          M. ADDRESS FOR NOTICES

GENERAL AGENT

-----------------------------------
Licensed General Agent or Agency Names:

Address:____________________________        Clarendon Insurance Agency, Inc.
                                            Attn:  Arnold D. Scott
___________________________________         500 Boylston Street
                                            Boston, MA   02116
Tax ID No.:_________________________
                                            CLARENDON INSURANCE AGENCY, INC.
----------------------------------------------
     Print Name and Title of Authorized Dealer       Date ARNOLD D. SCOTT
                                                     By:  Arnold D. Scott
By:________________________________                  Arnold D. Scott, Secretary
     Signature and Title of Authorized Officer       Date
-----------------------------------
BROKER/DEALER

NASD Registered Name:_______________                Sun Life of Canada (U.S.)
                                                    Attn:  Bonnie S. Angus
Home Address________________________                One Sun Life Executive Park
                                                    Wellesley Hills, MA   -02181
------------------------------------

Tax ID No.:___________________________      SUN LIFE ASSURANCE COMPANY OF
                                                  CANADA, (U.S.)
-------------------------------------
     Print Name and Title of Authorized Officer

By:___________________________________               By:  BONNIE S. ANGUS
     Signature and Title of Authorized Officer       Date
                                                    Bonnie S. Angus, Secretary

                                   EXHIBIT A

                           General Letter of Recommendation

     GENERAL AGENT hereby certifies to Sun Life of Canada (U.S.) that all the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as sub-agents submitted by GENERAL AGENT. GENERAL AGENT will, upon request, forward proof of compliance with same to Sun Life of Canada (U.S.) in a timely manner.

     1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is wroth of a license. Each individual is trustworthy, competent and qualified to act as an agent for Sun Life of Canada (U.S.) to hold himself out in good faith to the general public. We vouch for each applicant.

     2. We have on file a B-300, B-301, or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

         The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license and all the findings of all investigative information as favorable.

     3. We certify that all educational requirements have been met for the specific state each applicant is requesting a license in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

     4. If the applicant is required to submit his picture, his signature, and securities registration in the state in which he is applying for a license, we certify that those items forwarded to Sun Life of Canada (U.S.) are those of the applicant and the securities registration is a true copy of the original.

     5. We hereby warrant that the applicant is not applying for a license with Sun Life of Canada (U.S.) in order to place insurance chiefly and solely on his life or property, lives or property of his relatives, or property or liability of his associates.

     6. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

     7. We will not permit any applicant to transact insurance as an agent until duly licensed therefore, No applicants have been given a contract or furnished supplies; nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

TYPE 2                                                               EXHIBIT C
-------------------------------------------------------------------------------
Two copies of this agreement should
be returned to:                               Sun Life Annuity Service Center
                                              P.O. Box 1024
                                              Boston, MA   02103
-------------------------------------------------------------------------------

                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
          A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

Executive Office:                           Home Office:               Annuity Service Mailing Address
One Sun Life Executive Park                 Wilmington, Delaware       Sun Life Annuity
Wellesley Hills, Massachusetts  02181                                  Service Center
                                                                       P.O. Box 1024
                                                                       Boston, Massachusetts   02103

-------------------------------------------------------------------------------
                 BROKER-DEALER SUPERVISORY AND SERVICE AGREEMENT
-------------------------------------------------------------------------------




         AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a Delaware Corporation, Clarendon Insurance Agency, Inc., ("Clarendon"), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. And ____________________________________ (Broker-Dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Security Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


-------------------------------------------------------------------------------
                                      I WITNESSETH
-------------------------------------------------------------------------------




         WHEREAS, Sun Life of Canada (U.S.) proposes to have Broker-Dealer's registered representatives ("Representatives") who are also insurance agents solicit and sell certain Insurance and Annuity Plans (the "Plans") more particularly described in this Agreement and which are deemed to be securities under the Securities Act of 1933; and

         WHEREAS, Sun Life of Canada (U.S.) has appointed Clarendon as the General Distributor of the Plans and has agreed with Clarendon that Clarendon shall be responsible for the training and supervision of such Representatives, with respect to the solicitation and offer or sale of any of the Plans, and also for the training and supervision of any other "persons associated" with Broker-Dealer who are engaged directly or indirectly therewith; and Clarendon proposes to delegate, to the extent legally permitted, said supervisory duties to Broker-Dealer; and

         WHEREAS,  Sun Life of  Canada  (U.S.)  and  Clarendon  propose  to have
Broker-Dealer   provide   certain   administrative    services   to   facilitate
solicitations for and sales of the Plans.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


-----------------------------------------------------------------------------
                            II APPOINTMENT OF BROKER-DEALER
-----------------------------------------------------------------------------


A.       APPOINTMENT

         Sun Life of Canada (U.S.) and Clarendon hereby appoint Broker-Dealer to supervise solicitations for and sales of the Plans and to provide certain administrative services to facilitate solicitations for and sales of the Plans.

-------------------------------------------------------------------------------
                      III AUTHORITIES AND DUTIES OF BROKER-DEALER
-------------------------------------------------------------------------------

A.      PLANS

         The Plans issued by Sun Life of Canada (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time by Sun Life of Canada (U.S.). Sun Life of Canada (U.S.), in its sole discretion and without notice to Broker-dealer, may suspend sales of any Plans or may amend any policies or contracts evidencing such Plans.

B.       LICENSING REPRESENTATIVES

         Broker-Dealer   shall   assist   Clarendon   in  the   appointment   of
Representatives under the applicable insurance laws to sell the Plans. Broker-Dealer shall fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit B in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Sun Life of Canada (U.S.). All such licensing/appointment papers should be submitted to Clarendon by Broker-Dealer.

C.       SECURING APPLICATIONS

         All applications for Plans shall be made on applications forms supplied by Sun Life of Canada (U.S.) and all payments collected by Broker-Dealer or any Representative of Broker-Dealer shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time, designate in writing. Broker-Dealer shall review all such applications for completeness. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance // Company of Canada (U.S.)". All applications are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion.

D.       MONEY RECEIVED BY BROKER-DEALER

         All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any policyholder, contract owner or certificate holder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

E.       SUPERVISION OF REPRESENTATIVES

         Broker-Dealer shall have full responsibility for the training and supervision of all Representatives associated with Broker-Dealer who are engaged directly or indirectly in the offer or sale of the Plans and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities-regulated activities in connection with the Plans. Broker-Dealer will cause the Representatives to be trained in the sale of the Plans; will use its best efforts to cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Plans; and will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Plans and will cause such Representatives to limit solicitation of applications for the Plans to jurisdictions where Sun Life of Canada (U.S.) has authorized such solicitation. Broker-Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of Clarendon and shall notify Clarendon if any Representative ceases to be a registered representative of Broker-Dealer.

F.       REPRESENTATIVES AGREEMENT

         Broker-Dealer shall cause each such Representative to execute a Registered Representative's Agent Agreement with Sun Life of Canada (U.S.) before a Representative shall be permitted to solicit applications for the sale of the Plans. Clarendon shall furnish Broker-Dealer with copies of Registered Representative's Agent Agreements for execution by the Representatives.

G.       COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE
         SECURITY LAWS

         Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc. And of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives. Upon request by Clarendon, Broker-Dealer shall furnish such appropriate records as may be necessary to establish such diligent supervision.

H.       NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE

         In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall certify such fact to Sun Life of Canada (U.S.) and shall immediately notify such Representative that he or she is no longer authorized to sell the Plans, and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Plans.

I.       PROSPECTUSES, SALE PROMOTION MATERIAL AND ADVERTISING

         Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Plans and such other material as Clarendon determines to be necessary or desirable for use in connection with sales of the Plans. No sales promotion materials or any advertising relating to the Plans shall be used by Broker-Dealer unless the specific item has been approved in writing by Clarendon.


------------------------------------------------------------------------------
                                    IV COMPENSTION
------------------------------------------------------------------------------



A.       SUPERVISORY FEES, SERVICE FEES AND COMMISSIONS

         Supervisory and Service Fees payable to Broker-Dealer and commissions payable to Representatives in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through Broker-Dealer or as otherwise required by law. Clarendon will provide Broker-Dealer with a copy of Sun Life of Canada (U.S.)'s current Supervisory and Service Fee Schedule. These fees and commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various Representatives of the Broker-Dealer. Upon termination of this Agreement, all compensation to the Broker-Dealer hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks pursuant to the provisions of said Supervisory and Service Fee Schedule and Commission Schedule or for any other amounts advanced by or otherwise due Sun Life of Canada (U.S.) hereunder.

B.       TIME OF PAYMENT

         Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to Broker-Dealer change the Supervisory and Service Fee Schedule and the Commission Schedule. Any such change shall be by written amendment of the particular schedule or schedules and shall apply to compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.

D.       PROHIBITION AGAINST REBATES

         If Broker-Dealer or any Representative of Broker-Dealer shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued by Sun Life of Canada (U.S.), or if Broker-dealer of any Representative of Broker-Dealer shall withhold any Payment on any policy or contract or certificate issued by Sun Life of Canada (U.S.), the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If Broker-Dealer or any Representative of Broker-Dealer shall at any time induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due Broker-Dealer hereunder shall cease and terminate.

E.       INDEBTEDNESS

         Nothing in this Agreement shall be construed as giving Broker-Dealer the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). Broker-Dealer hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of Broker-Dealer to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to Broker-Dealer by Sun Life of Canada (U.S.).


-------------------------------------------------------------------------------
                                   V GENERAL PROVISIONS
-------------------------------------------------------------------------------



A.       WAIVER

         Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B.       INDEPENDENT CONTRACTORS

         Sun Life of Canada (U.S.) and Clarendon are independent contractors with respect to Broker-Dealer and to Representatives.

C.       LIMITATIONS

         No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun Life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit, nor to extend the time of making any payments nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S.) may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter to any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D.       FIDELITY BOND

         Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owners or certificate holders, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

         Broker-Dealer assigns any proceeds received from the fidelity bonding company to Sun Life of Canada (U.S.) to the extent of Sun Life of Canada (U.S.)'s loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Sun Life of Canada (U.S.) such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Sun Life of Canada (U.S.) from any such deficiency and from the costs of collection thereof (including reasonable attorney's fees).

E.       BINDING EFFECT

         This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that Broker-Dealer may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.).

F.       REGULATIONS

         All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted Or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G.       NOTICES

         All notices or communications shall be sent to the address shown in sub paragraph L of Section V of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I        AMENDMENT OF AGREEMENT

         Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the submission of an application by a Representative of a Broker-Dealer after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J.       SALES PROMOTION MATERIALS AND ADVERTISING

         Broker-Dealer shall not print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon; and in the case of items within the scope of Section III, sub paragraph I approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-Dealer from advertising life insurance and annuities in general or on a generic basis.

K.       TERMINATION

         This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-Dealer shall cease to be registered Broker-Dealers under the Securities Exchange Act of 1934 and members of the NASD.

                            L. ADDRESS FOR NOTICES


NASD Registered Name:__________________     Clarendon Insurance Agency, Inc.
                                            Attn:  Arnold D. Scott
______________________________________      500 Boylston Street
                                            Boston, MA   02116
--------------------------------------
                                            CLARENDON INSURANCE AGENCY, INC.

                                            By:  ARNOLD D. SCOTT
                                                 Arnold D. Scott, Secretary
Home Office Address:_____________________
                                            Sun Life of Canada (U.S.)
_______________________________________     Attn:  Bonnie S. Angus
                                            One Sun Life Executive Park
_______________________________________     Wellesley Hills, MA   -02181

Tax ID Number:__________________________

Date:___________________________________    SUN LIFE ASSURANCE COMPANY OF
                                            CANADA, (U.S.)
---------------------------------------
     Print Name and Title of Authorized Officer

______________________________________      By:  BONNIE S. ANGUS
     Signature and Title of Authorized Officer
Date                                       Bonnie S. Angus, Secretary

                                 EXHIBIT B

                         General Letter of Recommendation

         BROKER-DEALER hereby certifies to Sun Life of Canada (U.S.) that all the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as agents of Sun Life of Canada (U.S.) submitted by BROKER-DEALER, BROKER-DEALER will, upon request, forward proof of compliance with same to Sun Life of Canada (U.S.) in a timely manner.

         1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Sun Life of Canada (U.S.) to hold himself out in good faith to the general public. We vouch for each applicant.

         2. We have on a file a B-300, B-301, or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

                  The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license and all the findings of all investigative information is favorable.

         3. We certify that all educational requirements have been met for the specific state each applicant is requesting a license in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

         4. If the applicant is required to submit his picture, his signature, and securities registration in the state in which he is applying for a license, we certify that those items forwarded to Sun Life of Canada (U.S.) are those of the applicant and the securities registration is a true copy of the original.

         5. We hereby warrant that the applicant is not applying for a license with Sun Life of Canada (U.S.) in order to place insurance chiefly and solely on his life or property, lives or property of his relatives, or property or liability of his associates.

         6. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risk written by these applicants, to the end that the insurance interest of the public will be properly protected.

         7. We will not permit any applicant to transact insurance as an agent until duly licensed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

TYPE 4                                                               EXHIBIT D
--------------------------------------------------------------------------------
Two copies of this agreement should be
returned to:                                    Sun Life Annuity Service Center
                                                P.O. Box 1024
                                                Boston, MA   02103

                    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
         A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada


Executive Office:            Home Office:       Annuity Service Mailing Address
One Sun Life Executive Park  Wilmington, Delaware       Sun Life Annuity
Wellesley Hills, Massachusetts  02181           Service Center
                                                P.O. Box 1024
                                                Boston, Massachusetts   02103

-----------------------------------------------------------------------------
                      BROKER-DEALER SUPERVISORY AND SERVICE AGREEMENT
------------------------------------------------------------------------------

         AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a Delaware Corporation, Clarendon Insurance Agency, Inc.("Clarendon"), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. And ___________________________ (Broker-Dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Security Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


-----------------------------------------------------------------------------
                                       I WITNESSETH
------------------------------------------------------------------------------



         WHEREAS, Sun Life of Canada (U.S.) proposes to have Broker-Dealer's registered representatives ("Representatives") who are also insurance agents solicit and sell certain Insurance and Annuity Plans (the "Plans") more particularly described in this Agreement and which are deemed to be securities under the Securities Acts of 1933; and

         WHEREAS, Sun Life of Canada (U.S.) has appointed Clarendon as the General Distributor of the Plans and has agreed with Clarendon that Clarendon shall be responsible for the training and supervision of such Representatives, with respect to the solicitation and offer or sale of any of the Plans, and also for the training and supervision of any other "persons associated" with Broker-Dealer who are engaged directly or indirectly therewith; and Clarendon proposes to delegate, to the extent legally permitted, said supervisory duties to Broker-Dealer; and

         WHEREAS,  Sun  Life of  Canada  (U.S.  and  Clarendon  propose  to have
Broker-Dealer   provide   certain   administrative    services   to   facilitate
solicitations for and sales of the Plans.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

-----------------------------------------------------------------------------
                               II APPOINTMENT OF BROKER-DEALER
------------------------------------------------------------------------------



A.       APPOINTMENT

         Sun Life of Canada (U.S.) and Clarendon hereby appoint Broker-Dealer to supervise solicitations for and sales of the Plans and to provide certain administrative services to facilitate solicitations for and sales of the Plans.



------------------------------------------------------------------------------
                      III AUTHORITIES AND DUTIES OF BROKER-DEALER
-----------------------------------------------------------------------------


A.       PLANS

         The Plans issued by Sun Life of Canada (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time by Sun Life of Canada (U.S.). Sun Life of Canada (U.S.), in its sole discretion and without notice to Broker-Dealer, may suspend sales of any Plans or may amend any policies or contracts evidencing such Plans.

B.       LICENSING REPRESENTATIVES

         Broker-Dealer   shall   assist   Clarendon   in  the   appointment   of
Representatives under the applicable insurance laws to sell the Plans. Broker-Dealer shall fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit B in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Sun Life of Canada (U.S.). All such licensing/appointment papers should be submitted to Clarendon by Broker-Dealer.

C.       SECURING APPLICATIONS

         All applications for Plans shall be made on application forms supplied by Sun Life of Canada (U.S.) and all payments collected by Broker-Dealer or any Representative of Broker-Dealer or any Representative of Broker-Dealer shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time, designate in writing. Broker-Dealer shall review all such applications for completeness. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance Company of Canada (U.S.)". All applications are subject to acceptance or rejected by Sun Life of Canada (U.S.) at its sole discretion.

D.       MONEY RECEIVED BY BROKER-DEALER

         All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any policyholder, contract owner or certificate holder of anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

E.       SUPERVISION OF REPRESENTATIVES

         Broker-Dealer shall have full responsibility for the training and supervision of all Representatives associated with Broker-Dealer who are engaged directly or indirectly in the offer or sale of the Plans and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities-regulated activities in connection with the Plans. Broker-Dealer will cause the Representatives to be trained in the sale of the Plans; will use its best efforts to cause such Representatives to qualify under applicable federal and state laws to engage in the sales of the Plans; and will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Plans and will cause such Representatives to limit solicitation of applications for the Plans to jurisdictions where Sun Life of Canada (U.S.) has authorized such solicitation. Broker-Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of Clarendon and shall notify Clarendon if any Representative ceases to be a registered representative of Broker-Dealer.

F.       REPRESENTATIVES AGREEMENT

         Broker-Dealer shall cause each such Representative to execute a Registered Representative's Agent Agreement with Sun Life of Canada (U.S.) before a Representative shall be permitted to solicit applications for the sale of the Plans. Clarendon shall furnish Broker-Dealer with copies of Registered Representative's Agent Agreements for execution by the Representatives.

G.       COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE
         SECURITY LAWS

         Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc. And of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the

Representatives. Upon request by Clarendon, Broker-Dealer shall furnish such appropriate records as may be necessary to establish such diligent supervision.

H.       NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE

         In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall certify such fact to Sun Life of Canada (U.S.) and shall immediately notify such Representative that he or she is no longer authorized to sell the Plans, and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Plans.

I.       PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING

         Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Plans and such other material as Clarendon determines to be necessary or desirable for use in connection with sales of the Plans. No sales promotion materials or any advertising relating to the Plans shall be used by Broker-Dealer unless the specific item has been approved in writing by Clarendon.

-------------------------------------------------------------------------------
                                 IV COMPENSATION
-------------------------------------------------------------------------------


A.       SUPERVISORY FEES, SERVICE FEES AND COMMISSIONS

         Supervisory and Service Fees payable to Broker-Dealer and commissions payable to Representatives in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through Broker-Dealer or as otherwise required by law. Clarendon will provide Broker-Dealer with a copy of Sun Life of Canada (U.S.)'s current Supervisory and Service Fee Schedule. These fees and commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments) are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various Representatives of the Broker-Dealer. Upon termination of this Agreement, all compensation to the Broker-Dealer hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks pursuant to the provisions of said Supervisory and Service Fee Schedule and Commission Schedule or for any other amounts advanced by or otherwise due Sun Life of Canada (U.S.) hereunder.

B.       TIME OF PAYMENT

         Sun Life of Canada (U.S.) shall pay any compensation due Broker-Dealer and Representatives of Broker-Dealer within fifteen (15) days after the end of the calendar month in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C.       AMENDMENT OF SCHEDULES

         Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to Broker-Dealer change the Supervisory and Service Fee Schedule and the Commission Schedule. Any such change shall be by written amendment of the particular schedule or schedules and shall apply to compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.

D.       PROHIBITION AGAINST REBATES

         If Broker-Dealer or any Representative of Broker-Dealer shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued by Sun Life of Canada (U.S.), or if Broker-Dealer or any Representative of Broker-Dealer shall withhold any Payment on any policy or contract or certificate issued by Sun Life of Canada (U.S.), the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If Broker-Dealer or any Representative of Broker-Dealer shall at any time induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due Broker-Dealer hereunder shall cease and terminate.

E.       INDEBTEDNESS

         Nothing in this Agreement shall be construed as giving Broker-Dealer the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). Broker-Dealer hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of Broker-Dealer to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to Broker-Dealer by Sun Life of Canada (U.S.).


------------------------------------------------------------------------------
                                V GENERAL PROVISIONS
------------------------------------------------------------------------------



A.       WAIVER

         Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B.       INDEPENDENT CONTRACTORS

         Sun Life of Canada (U.S.) and Clarendon are independent contractors with respect to Broker-Dealer and to Representatives.

C.       LIMITATIONS

         No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun Life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.)., to waive any forfeiture or to grant, permit, nor to extend the time of making any Payments nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S.) may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D        FIDELITY BOND

         Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owners or certificate holders, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

         Broker-Dealer assigns any proceeds received from the fidelity bonding company to Sun Life of Canada (U.S.) to the extent of Sun Life of Canada (U.S.)'s loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Sun Life of Canada (U.S.) such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Sun Life of Canada (U.S.) from any such deficiency and from the costs of collection thereof (including reasonable attorney's fees).

E.       BINDING EFFECT

         This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that Broker-Dealer may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.)

F.       REGULATIONS

         All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted Or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G.       NOTICES

         All notices or communications shall be sent to the address shown in sub paragraph L of Section V of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H.       GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I.       AMENDMENT OF AGREEMENT

         Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the submission of an application by a Representative of a Broker-Dealer after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J.       SALES PROMOTION MATERIALS AND ADVERTISING

         Broker-Dealer shall not print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon; and in the case of items within the scope of Section III, sub paragraph I approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-Dealer from advertising life insurance and annuities in general or on a general basis.

K.       TERMINATION

         This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall terminated, if Clarendon or Broker-Dealer shall cease to be registered Broker-Dealers under the Securities Exchange Act of 1934 and members of the NASD.

                             L. ADDRESS FOR NOTICES


NASD Registered Name:__________________     Clarendon Insurance Agency, Inc.
                                            Attn:  Arnold D. Scott
______________________________________      500 Boylston Street
                                            Boston, MA   02116
--------------------------------------
                                            CLARENDON INSURANCE AGENCY, INC.

                                            By:  ARNOLD D. SCOTT
                                                 Arnold D. Scott, Secretary
Home Office Address:_____________________
                                            Sun Life of Canada (U.S.)
_______________________________________     Attn:  Bonnie S. Angus
                                            One Sun Life Executive Park
_______________________________________     Wellesley Hills, MA   -02181

Tax ID Number:__________________________    SUN LIFE ASSURANCE COMPANY OF
                                            CANADA, (U.S.)

Date:___________________________________    By:  BONNIE S. ANGUS
                                            Bonnie S. Angus, Secretary

---------------------------------------
     Print Name and Title of Authorized Officer


---------------------------------------
     Signature and Title of Authorized Officer       Date

                                   EXHIBIT B

                        General Letter of Recommendation

         BROKER-DEALER hereby certifies to Sun Life of Canada (U.S.) that all the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as agents of Sun Life of Canada (U.S.) submitted by BROKER-DEALER, BROKER-DEALER will, upon request, forward proof of compliance with same to Sun Life of Canada (U.S.) in a timely manner.

         1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Sun Life of Canada (U.S.) to hold himself out in good faith to the general public. We vouch for each applicant.

         2. We have on a file a B-300, B-301, or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

                  The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license and all the findings of all investigative information is favorable.

         3. We certify that all educational requirements have been met for the specific state each applicant is requesting a license in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

         4. If the applicant is required to submit his picture, his signature, and securities registration in the state in which he is applying for a license, we certify that those items forwarded to Sun Life of Canada (U.S.) are those of the applicant and the securities registration is a true copy of the original.

         5. We hereby warrant that the applicant is not applying for a license with Sun Life of Canada (U.S.) in order to place insurance chiefly and solely on his life or property, lives or property of his relatives, or property or liability of his associates.

         6. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risk written by these applicants, to the end that the insurance interest of the public will be properly protected.

         7. We will not permit any applicant to transact insurance as an agent until duly licensed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

EXHIBIT E
                      ANALYSIS OF ADMINISTRATIVE FUNCTIONS

                                       FOR

                   SUN LIFE (U.S.) AND MFS ANNUITY PRODUCTS

MFS - PROCESSING AGENT                  SUN LIFE (U.S) OR DESIGNATED AGENT


A)       UNDERWRITING/POLICY ISSUE

Reviews form of  applications,          Provides application forms and criteria
underwrites  application  for Annuity   for underwriting.
Contract.

Prepares Contract  Specifications       Supplies Contract, V.A. Prospectus
Page, State of Account,  State          Specificiation Page
Endorsements when applicable,
I.R.S.  plan Adoption  Agreements
when  applicable, Prospectuses and
Contract. Mails to Contract
Owner of Selling Agent

Establishes and maintains all records,  Provides requirements for processing and
including current and historical        retention of Participant, Annuitant and
contract information and applicable     records and Correspondence.  Contract
correspondence for each Participants,   Owner
Annuitant and Contract Owner

Prepares and mails  Statement of        Approves form of Statement of Account.
Account for  purchases to Contract
Owners with copies  to Applicable
Agents + Broker/Dealers in accordance
with NASD Regulations.

Deposits monies received with           Establishes bank accounts and issues
Applications.                           appropriate authorizations.

             MFS - PROCESSING AGENT                                                        SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                                    ------------------------


B     BILLING + COLLECTION

Receives  periodic  purchase  payments  and  reconciles  amounts  received  with     Establishes minimum  and  maximum  annuity
returned billing statements or other remittance media.                               contribution limits, increase/decrease
                                                                                     guidelines and flexible payment rules.

Prepares and mails statement of account reflecting purchase payments to contract
Approves form of Statement of Account. owners with copies to Agent/Broker-Dealer in accordance with NASD Regulations.

Prepares  pre-authorized  checks or group  Billing  Statements  for all periodic
Approves form of pre-authorized check authorization. payment contracts.

Deposits pre-authorized checks on an appropriate schedule.                          Approves schedule of pre-authorized checks.

Updates the contracts owner Master Record and all related records to reflect payments received and performs accounting distribution for each payments received.

Deposits all cash received  under the contracts  into  designated  Bank account.
Opens and maintains bank account.

 Transmits daily accounting and bank transfer authorization summaries prepared for eProvidesarequirements for reporting on Accounting and Bank Transfer
Authorization.


                              MFS - PROCESSING AGENT                                           SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                         ----------------------------------


C.     BANKING

All checks and  remittance  documents  are  microfilmed  and  assigned a control
Provides an endorsement stamp. number. Checks are balanced, edited, endorsed and prepared for daily deposit.
Pre-authorized checks are generated.

Receipts are deposited into the operating account.                                  Opens and maintain operating account.

Funds are transferred from the operating account to one of the following:           Opens and maintains appropriate accounts.
          A)  General Account - Sun Life (U.S.)
          B)  Applicable Mutual Fund Custodian Account


Prepares Daily Cash Journals                                                        Receives bank statements and reconciles.

Checks are prepared for annuitants in pay out phase, partial and full withdrawals Arranges for authorization for checks to be drawn against the accounts. and death claims.

Checks are prepared for commission payments and fees.

Transfers funds from the appropriate accounts in the event checks are to be drawn Provides authorization and guidelines as to minimum and maximum balances.
on an account with insufficient funds.

Reprocesses all dishonored  items.  Reverses all  transactions,  prepares  reports  Reverses all Ledger entries as appropriate.
and (illegible)

                              MFS - PROCESSING AGENT                                      SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                     ----------------------------------


D.     ACCOUNTING/AUDITING

Prepares all daily accounting reports for all contracts.                    Approves form and content of daily accounting reports.

Provides  information  necessary to post accounting entries to separate  account  Reviews all Variable  Account Ledger entries.
general ledger.                                                                   Receives any  non-systems  generated
                                                                                  Accounting.  Journalizes  and posts both systems
                                                                                  related and  non-systems  related
                                                                                  accounting entries to Variable Account General
                                                                                  Ledger.

Retains  systems  generated  reports in  accordance  with a  retention  schedule
Establishes a retention schedule for accounting reports.  mutually  established.
Provides access to such reports for internal and external auditing.

Provides  information  necessary to post accounting entries to the General Account Prepares General Account Ledger entries.
general ledger.                                                                    Maintains General Account Ledger.


Determines the "Net Amount  Available for  Investment" in Fund Shares and places
Receives    confirmation    of   fund    investment    activity.    Fund   Share
purchase/redemption orders with the Fund.


                                                                                    Maintains an inventory of
                                                                                    all Fund  Shares owned, including
                                                                                    the  date purchased and
                                                                                    sold, cost, book value,
                                                                                    gain, loss and other
                                                                                    relevant information.

Provides data necessary to calculate minimum Death Benefit and Annuity Reserves.
Prepares daily trail balance of Variable Account General Ledger.


                              MFS - PROCESSING AGENT                                            SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                        ----------------------------------


                                                                          Values and maintains Annuity Reserves for Fixed Annuities.

                                                                          Calculates   Minimum  Death  Benefit  Reserves  and
                                                                          Annuity  Reserves.   Maintains
                                                                          reserves for Liability on Variable Account Ledger.

E.     VALUATION


                                                                         Collects information needed in
                                                                         determining Variable Account Unit
                                                                         Values from the Funds.
                                                                         This information includes the
                                                                         daily net asset value of
                                                                         the underlying Mutual Fund,
                                                                         any capital gains or
                                                                         dividend distribution made
                                                                         by the Funds and
                                                                         the number of Fund Shares
                                                                         acquired during the
                                                                         immediately preceding valuation date.


                                                                         Performs unit valuation procedure for
                                                                         accumulation and annuity unit values
                                                                         for the Variable Account based upon
                                                                         daily valuation of information from
                                                                         the  Fund. Transmits information
                                                                         to Servicing Agent.


                                                                          Prepares Daily Trail Balances for Variable
                                                                          Account General Ledger and compares
                                                                          (balances) to contract owner Trial Balance.



                              MFS - PROCESSING AGENT                                       SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                             ----------------------


F.     CONTRACT OWNER SERVICE/RECORD MAINTENANCE

Receives  and  implements  all  Contract  owner  service   requests,   including
informational  requests,  beneficiary  changes,  changes of name or address,  or changes of any other information maintained on the system.

Researches  all  inquiries  using  both data  stored on the system and hard copy
Reserves the right to review Contract Owner correspondence and to set guideline records. Responds directly to any questions or inquiries as mutually defined.
for responses.

Prepares a daily Quality Control Report confirming all changes made to Reserves the right to review such files. Participant, Annuitant or Contract Owner accounts. Maintains all copies of communications from Participants, Annuitants and Contract Owners.


                                                                                    Receives any misdirected requests
                                                                                    for Contract Owner Service and forwards
                                                                                    to MFS Service Center.


Approves forms and maintains adequate supply for field use.                         Prepares forms for use in Contract Owner
                                                                                    Service Functions.



                              MFS - PROCESSING AGENT                                         SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                        ----------------------------------


G     DISBURSEMENTS

Receives  requests for partial or full surrenders and death claims from Contract
Owners and Beneficiaries.

Requests acknowledgement,  where appropriate,  of the effects of partial or full
Approves form of requests for acknowledgement concerning tax effects. surrender from the Contract Owner of certain tax qualified plans where the original request does not contain an indication of this understanding.

Reviews and processes all surrender requests and death claims against the Provides guidelines for processing of surrender and death claims. Performs all Participant Master Files. If review determines that request is not in proper form necessary Variable Account Ledger accounting.
contacts contract owner or beneficiary.

Prepares checks for surrenders and death claims and forwards to Contract Owner or Beneficiary (including confirmation).

Prepares Report on Surrenders and Death Claims.  Provides  information needed to
Makes General Account ledger entries resulting from surrenders and death claims.
make General Account ledger entries resulting from surrenders and death claims.


                                                                                    Receives misdirected requests for
                                                                                    surrenders and death claims and
                                                                                    and forwards to Service Agent.



                              MFS - PROCESSING AGENT                                     SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                     -----------------------------


Approves forms and maintains adequate supply.                                       Prepares forms for use with surrenders and
                                                                                     death claims.

H.     LICENSING & APPOINTMENT

                                                                                    Licensing and Appointment is administered by
                                                                                     M.F.S. as agent for Sun Life (U.S.)

                                                                                    M.F.S. as agent for Sun Life (U.S.) receives
                                                                                    and reviews all state  appointment and
                                                                                    licensing  applications  for  Individuals  and
                                                                                    Corporations  based upon Guidelines
                                                                                    approved by Sun Life (U.S.).


                                                                                    Verification is made to assure that the
                                                                                    appropriate General Agent Agreement has
                                                                                    been executed.

                                                                                    Applications are reviewed, endorsed and
                                                                                    the apropriate checks are drawn payable
                                                                                    to the State Department of Insurance.

                              MFS - PROCESSING AGENT                                     SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                    ----------------------------------



Daily Licensing and Appointment Journals are produces for MFS - Agent.              The Computer System is updated and the papers
                                                                                    are mailed to the State.

System is accessed on a monthly basis for State Renewals.                           Prepares   appropriate   reports  and  checks
                                                                                    to  renew   Agents  and   applicable
                                                                                    Corporations.

                                                                                    Bills General Agents for Renewal fees.

I     COMMISIONS

Receives annuity  applications from field.  Determines  validity of application.
Establishes guidelines for processing applications. Ascertains of there was an appropriate Agent/Dealer license.

Establishes  and maintains  commission  information.  Receives  commission  record  Provides all required input for commission records.
changes.

Prepares Statements of Commissions/Compensation and checks.                         Posts all ledger entries.

Effects all adjustments, reversals or chargebacks which result from a return of Posts ledger entries. annuity contributions or lapse of Contract. Prepares reports on Adjustment to Commissions and provides reports from which ledger entries can be made.

Maintains and provides reports on Agent/Dealer license renewal.

                              MFS - PROCESSING AGENT                                       SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                        ----------------------------------


J.     ANNUITY BENEFIT PROCESSING

Receives information for Annuitants going into the annuity phase from the fields. Establishes guidelines for annuity payout.

Calculates  the  amount of the  initial  annuity  payment  for fixed and  variable  Establishes minimum annuity payments.
payout.

Deducts applicable premium taxes, and calculates annuity reserves. Maintains annuity reserves for Fixed Account.

Establishes and maintains Annuitant records.

Schedules all annuity payments. Prepares annuity payment checks and mails to Annuitant. Prepares Annuity Check Register.

Provides information for General Account and Variable Account Ledger maintenance.   Post all General Account Ledger entries.
                                                                                    Posts all Variable Account Ledger entries.

Maintains  inventory  of  Variable  Annuity  units on  Annuitant  Master  files.
Evaluates Variable Annuity reserves and determines if adjustments are necessary.
Processes all variable Annuity reserve adjustments.


                              MFS - PROCESSING AGENT                                      SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                          ----------------------------------


K.     PROXY PROCESSING

Prepares proxy cards, and all other necessary proxy materials.                      Prepares a letter of explanation to be included
                                                                                    with proxy material if appropriate.

Receives  record  date  information  from  Funds.   Prepares   individual  proxy
solicitations as of that date. Mails solicitations and resolicitations.

Receives returned proxies and prepares proxy register and proxy register for Votes all Fund Shares in accordance with Company and prospectus requirements.
resolicitations.

Maintains all proxy  registers and other  required  proxy  material.  Performs any  Reserves the right to inspect proxy records.
internal audit that may be necessary.

L.     PERIODIC REPORTS

Collates all information necessary to prepare semi-annual reports.                  Establishes  dates  for  preparation  of
                                                                                    reports.   Prepares  information  in  its
                                                                                    control.  Prepares and files semi-annual
                                                                                    reports.

Prepares  statement  of accounts  for each  Participants,  Annuitant or Contract
Owner. Mails annually.


                              MFS - PROCESSING AGENT                                 SUN LIFE (U.S) OR DESIGNATED AGENT
                              ----------------------                                 ----------------------------------


Collates, inserts and mails all semi-annual reports to Contract Owners.            Prints sufficient supply for all Contract Owners.

Prepares Million Dollar Round Table reports as requested.                          Reviews and submits to appropriate authority.

M.     REGULATORY/STATUTORY REPORTS

Collates relevant information for the preparation of Convention Blanks.            Prepares in final form all Convention Blanks.

Prepares all IRS reports  (e.g.,  W2P-1099R)  for  Contract  Owners who received
Assists in the determination of appropriate  reports to IRS for Contract Owners.
annuity payments or full and partial surrenders. Mails to Contract Owners and IRS.

Responds to any request from Plan administrators or trustees for information affecting the Plan or Participants for qualified Plans.

Responds to request for calculations applicable to annuity payments as may be necessary to tax calculations.

Provides relevant data for preparation of N30-A2 and Schedule Q.                   Prepares in final form, N30-A2 and Schedule Q
                                                                                   reports.

Prepares 1099's for Agents where applicable.                                      Establishes guidelines for preparation and forms.


                               MFS - PROCESSING AGENT                                SUN LIFE (U.S) OR DESIGNATED AGENT
                               ---------------------                                 ----------------------------------


N.     PREMIUM TAXES

Collects premium taxes as appropriate.                                               Determines requirements for the deduction of
                                                                                     premium taxes.

Prepares and maintains all premium tax records by Contract Owner and by State.       Maintains  liabilities in the General  Account
                                                                                     ledger for accrual of premium taxes
                                                                                     collected.


Pays all premium taxes due and performs all related accounting.

O.     FINANCIAL AND MANAGEMENT REPORTS

Provides,  on the time schedule  indicated,  all reports  listed on the Schedule or  Ascertains the reports and the form of the report required.
Reports.


                                                                    EXHIBIT F


                                    SCHEDULE OF FEES


         MFS shall be compensated for the reasonable value of services performed pursuant to this Agreement.

         MFS shall render statements to Sun Life on a monthly basis covering its services hereunder. Such compensation shall not exceed 1.11% of the total Compass premium for the period plus reimbursement for sub-contractor's expenses as agreed to from time to time.